SUPPLEMENT TO NOVEMBER 1, 2001 PROSPECTUS
                                       FOR
                           THE HIRTLE CALLAGHAN TRUST

                   THE DATE OF THIS SUPPLEMENT IS JUNE 4, 2002

THE HIGH YIELD BOND PORTFOLIO. At the Meeting of the Board of Trustees of The Hirtle Callaghan Trust ("Trust") held on May 16, 2002, the Board approved the engagement of W.R. Huff Asset Management Co., L.L.C. ("Huff Asset Management") to serve as a second Specialist Manager for the High Yield Bond Portfolio pursuant to the terms of a portfolio management agreement ("Proposed Agreement") between Huff Asset Management and the Trust. Except as noted below, the terms and conditions of the Proposed Agreement are substantively the same as those contained in the agreement relating to The High Yield Bond Portfolio between Morgan Stanley Investments LP ("MSI") and the Trust.

Under the Proposed Agreement, Huff Asset Management would be entitled to a fee calculated at an annual rate of 0.50% of those assets of The High Yield Bond Portfolio allocated to Huff Asset Management. This fee is higher than the fee paid by The High Yield Bond Portfolio to MSI. Accordingly, if the Proposed Agreement is implemented, the overall expenses of The High Yield Portfolio will increase. MSI is currently entitled to receive a fee calculated at an annual rate of 0.375% of those assets of The High Yield Bond Portfolio that are allocated to it.

The Proposed Agreement must be approved by shareholders of The High Yield Bond Portfolio before Huff Asset Management may take up its portfolio management responsibilities. At a Special Meeting of the shareholders of The High Yield Bond Portfolio, to be held on or about June 28, 2002, shareholders will be asked to approve the Proposed Agreement. If the Proposed Agreement is approved at the Special Meeting, the Trust anticipates that it will become effective on or about July 5, 2002. It is anticipated that the Proposed Agreement will be approved.

Huff Asset Management is headquartered at 1776 On The Green, 67 Park Place, Morristown, New Jersey 07960 and, as of March 31, 2002, managed total assets of approximately $10.3 billion. As of April 30, 2002, Huff Asset Management did not provide investment services for any portfolios of registered investment companies. Since the firm's inception, Huff Asset Management has, however, specialized in investing in the high yield markets and has substantial experience in the management and operation of pooled income vehicles, as well as pension plan assets.

MANAGEMENT OF THE TRUST. Page 32 of the Trust's prospectus is amended by adding the following to the final paragraph of the section of "Management of the Trust" entitled "Morgan Stanley Investments LP":

Thomas L. Bennett, W. David Armstrong and Roberto M. Sella, each of whom is a Managing Director of MSIM, also serve as portfolio managers for the Fixed Income II Portfolio. Mr. Bennett joined MSIM in 1984 as a portfolio manager and has been with the firm since that time. Mr. Armstrong joined MSIM in 1998 as a portfolio manager, having served as a senior vice president and manager of the U.S. proprietary trading group for Lehman Brothers from 1995 - 1997. Mr. Sella has been with MSIM since 1992, when he joined the firm as an analyst.

THE FIXED INCOME II PORTFOLIO. The investment objective of The Fixed Income II Portfolio is to achieve above-average return over a market cycle of three to five years. The performance benchmark for this Portfolio is the Lehman Brothers Aggregate Bond Index. Although there is no minimum or maximum maturity for any individual security, the Specialist Managers actively manage the interest rate risk of the Portfolio within a range relative to this benchmark. The effective dollar weighted average portfolio maturity of the Portfolio will generally be over 5 years.

THE HIGH-YIELD PORTFOLIO. The investment objective of The High Yield Portfolio is to achieve above-average return over a market cycle of three to five years. The performance benchmark for this Portfolio is the Credit Swiss/First Boston High Yield Index. Although there is no minimum or maximum maturity for any individual security, the Specialist Manager actively manages the interest rate risk of the Portfolio within a range relative to this benchmark. The effective dollar weighted average portfolio maturity of the Portfolio will generally be over 5 years.

                                                      The Hirtle Callaghan Trust
                                       Supplement to November 1, 2001 Prospectus
                                                   Supplement Date: June 4, 2002
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